Initial Public Offering Disclosure [Text Block]	12 Months Ended
Mar. 31, 2019
Initial Public Offering Disclosure [Text Block]

3. INITIAL PUBLIC OFFERING

On June 23, 2017, the Company sold 14,375,000 Units in the Initial Public Offering at a purchase price of $10.00 per Unit, which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,875,000 Units at $10.00 per Unit. Each Unit consists of one ordinary share, one Public Right and one Public Warrant. Each Public Right will convert into one-tenth (1/10) of one ordinary share. Each Public Warrant entitles the holder to purchase one-half (1⁄2) of one ordinary share at an exercise price of $11.50 per whole share. The Company will not issue fractional shares.